EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended September 30, 2020

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it has had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including the duration of the pandemic, which are highly uncertain at this time but that impact could be material. Moreover, you are cautioned that the COVID-19 pandemic will heighten many of the risks identified in "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2019, as well as the risks set forth in "Item 1A. Risk Factors" in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package on page i in the Appendix.

COVID-19 PANDEMIC
Our business has been adversely affected as a result of the COVID-19 pandemic and the preventive measures taken to curb the spread of the virus. Some of the effects on us include the following:
•With the exception of grocery stores and other "essential" businesses, many of our retail tenants closed their stores in March 2020 and began reopening when New York City entered phase two of its state-mandated reopening plan on June 22, 2020.
•While our buildings remain open, many of our office tenants are working remotely.
•We have closed the Hotel Pennsylvania. In connection with the closure, we accrued $9,246,000 of severance for furloughed Hotel Pennsylvania union employees and recognized a corresponding $3,145,000 income tax benefit for the three and nine months ended September 30, 2020.
•We have cancelled trade shows at theMART for the remainder of 2020.
•Because certain of our development projects were deemed "non-essential," they were temporarily paused in March 2020 due to New York State executive orders and resumed once New York City entered phase one of its state mandated reopening plan on June 8, 2020.
•As of April 30, 2020, we placed 1,803 employees on furlough, which included 1,293 employees of Building Maintenance Services LLC ("BMS"), a wholly owned subsidiary, which provides cleaning, security and engineering services primarily to our New York properties, 414 employees at the Hotel Pennsylvania and 96 corporate staff employees. As of October 31, 2020, 40% of the furloughed employees have returned to work.
•Effective April 1, 2020, our executive officers waived portions of their annual base salary for the remainder of 2020.
•Effective April 1, 2020, each non-management member of our Board of Trustees agreed to forgo their $75,000 annual cash retainer for the remainder of 2020.
While we believe our tenants are required to pay rent under their leases, in limited circumstances, we have agreed to and may continue to agree to rent deferrals and rent abatements for certain of our tenants. We have made a policy election in accordance with the Financial Accounting Standards Board (“FASB”) Staff Q&A which provides relief in accounting for leases during the COVID-19 pandemic, allowing us to continue recognizing rental revenue on a straight-line basis for rent deferrals, with no impact to revenue recognition, and to recognize rent abatements as a reduction to rental revenue in the period granted.
For the quarter ended September 30, 2020, we collected 93% (95% including rent deferrals) of rent due from our tenants, comprised of 95% (97% including rent deferrals) from our office tenants and 82% (85% including rent deferrals) from our retail tenants. Rent deferrals generally require repayment in monthly installments over a period not to exceed twelve months.
Based on our assessment of the probability of rent collection of our lease receivables, we have written off $13,873,000 and $50,170,000 of receivables arising from the straight-lining of rents for the three and nine months ended September 30, 2020, respectively, including the JCPenney retail lease at Manhattan Mall and the New York & Company, Inc. office lease at 330 West 34th Street. Both tenants have filed for Chapter 11 bankruptcy. In addition, we have written off $12,364,000 and $21,186,000 of tenant receivables deemed uncollectible for the three and nine months ended September 30, 2020, respectively. These write-offs resulted in a reduction of lease revenues and our share of income from partially owned entities. Prospectively, revenue recognition for these tenants will be based on actual amounts received.
In light of the evolving health, social, economic, and business environment, governmental regulation or mandates, and business disruptions that have occurred and may continue to occur, the impact of the COVID-19 pandemic on our financial condition and operating results remains highly uncertain but the impact could be material. The impact on us includes lower rental income and potentially lower occupancy levels at our properties which will result in less cash flow available for operating costs, to pay our indebtedness and for distribution to our shareholders. During 2020, we have experienced a decrease in cash flow from operations due to the COVID-19 pandemic, including reduced collections of rents billed to certain of our tenants, the closure of Hotel Pennsylvania, the cancellation of trade shows at theMART through 2020, and lower revenues from BMS and signage. In addition, we have concluded that our investment in Fifth Avenue and Times Square JV is "other-than-temporarily" impaired and recorded non-cash impairment losses, net of noncontrolling interests, of $103,201,000 and $409,060,000, respectively, during the three and nine months ended September 30, 2020. The impairment losses are included in “(loss) income from partially owned entities” on our consolidated statements of income. The value of our real estate assets may continue to decline, which may result in additional non-cash impairment charges in future periods and that impact could be material.

BUSINESS DEVELOPMENTS
Disposition Activity
Pennsylvania Real Estate Investment Trust ("PREIT")
On January 23, 2020, we sold all of our 6,250,000 common shares of PREIT, realizing net proceeds of $28,375,000. We recorded a $4,938,000 loss (mark-to-market decrease) for the nine months ended September 30, 2020.
220 Central Park South ("220 CPS")
During the three months ended September 30, 2020, we closed on the sale of 19 condominium units at 220 CPS for net proceeds of $591,104,000 resulting in a financial statement net gain of $214,578,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $27,669,000 of income tax expense was recognized on our consolidated statements of income. During the nine months ended September 30, 2020, we closed on the sale of 30 condominium units at 220 CPS for net proceeds of $939,292,000 resulting in a financial statement net gain of $338,862,000. In connection with these sales, $43,037,000 of income tax expense was recognized on our consolidated statements of income. From inception to September 30, 2020, we have closed on the sale of 95 units for net proceeds of $2,759,424,000 resulting in financial statement net gains of $1,024,479,000.
Financing Activity
On February 28, 2020, we increased our unsecured term loan balance to $800,000,000 (from $750,000,000) by exercising an accordion feature. Pursuant to an existing swap agreement, $750,000,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000,000 floats at a rate of LIBOR plus 1.00% (1.15% as of September 30, 2020). The entire $800,000,000 will float thereafter for the duration of the loan through February 2024.
On August 12, 2020, we amended the $700,000,000 mortgage loan on 770 Broadway, a 1.2 million square foot Manhattan office building, to extend the term one year through March 2022.
On September 14, 2020, Alexander's, Inc. (NYSE: ALX) ("Alexander's"), in which we have a 32.4% ownership interest, amended and extended the $350,000,000 mortgage loan on the retail condominium of 731 Lexington Avenue. Under the terms of the agreement, Alexander's paid down the loan by $50,000,000 to $300,000,000, extended the maturity date to August 2025 and guaranteed the interest payments and certain leasing costs. The principal of the loan is non-recourse to Alexander's. The interest-only loan remains at the same rate, LIBOR plus 1.40% (1.56% as of September 30, 2020).
On October 15, 2020, we completed a $500,000,000 refinancing of PENN11, a 1.2 million square foot Manhattan office building. The interest-only loan carries a rate of LIBOR plus 2.75% (currently 2.90%) and matures in October 2025, as fully extended. The loan replaces the previous $450,000,000 loan that bore interest at a fixed rate of 3.95% and was scheduled to mature in December 2020.
On October 23, 2020, Alexander's completed a $94,000,000 financing of The Alexander, a 312-unit residential building that is part of Alexander's residential and retail complex located in Rego Park, Queens, New York. The interest-only loan has a fixed rate of 2.63% and matures in November 2027.
On November 2, 2020, we repaid the $52,476,000 mortgage loan on our land under a portion of the Borgata Hotel and Casino complex. The 10-year fixed rate amortizing loan bore interest at 5.14% and was scheduled to mature in February 2021.

BUSINESS DEVELOPMENTS
Leasing Activity For The Three Months Ended September 30, 2020:
1,453,000 square feet of New York Office space (1,121,000 square feet at share) at an initial rent of $92.74 per square foot and a weighted average lease term of 19.6 years. Primarily resulting from 730,000 square feet (694,000 at our share) for the new Facebook lease at Farley Office and 633,000 square feet (348,000 at our share) for the New York University long-term renewal at One Park Avenue. The changes in the GAAP and cash mark-to-market rent on the 419,000 square feet of second generation space were positive 26.2% and 7.7%, respectively. Tenant improvements and leasing commissions were $8.86 per square foot per annum, or 9.6% of initial rent.
25,000 square feet of New York Retail space (22,000 square feet at share) at an initial rent of $311.39 per square foot and a weighted average lease term of 7.1 years. The changes in the GAAP and cash mark-to-market rent on the 11,000 square feet of second generation space were negative 15.3% and 27.8%, respectively. Tenant improvements and leasing commissions were $14.49 per square foot per annum, or 4.7% of initial rent.
44,000 square feet at theMART (all at share) at an initial rent of $59.38 per square foot and a weighted average lease term of 5.2 years. The changes in the GAAP and cash mark-to-market rent on the 44,000 square feet of second generation space were negative 1.5% and 1.8%, respectively. Tenant improvements and leasing commissions were $3.00 per square foot per annum, or 5.1% of initial rent.
90,000 square feet at 555 California Street (63,000 square feet at share), which resulted from a tenant's exercise of a five-year renewal option. The renewal has been excluded from the leasing activity statistics as the starting rent will be determined in 2021 based on fair market value.
Leasing Activity For The Nine Months Ended September 30, 2020:
2,068,000 square feet of New York Office space (1,709,000 square feet at share) at an initial rent of $90.62 per square foot and a weighted average lease term of 14.9 years. The initial rent of $90.62 excludes the rent on 174,000 square feet as the starting rent will be determined in 2021 based on fair market value. The changes in the GAAP and cash mark-to-market rent on the 777,000 square feet of second generation space were positive 12.0% and 5.3%, respectively. Tenant improvements and leasing commissions were $8.84 per square foot per annum, or 9.8% of initial rent.
63,000 square feet of New York Retail space (59,000 square feet at share) at an initial rent of $265.44 per square foot and a weighted average lease term of 6.3 years. The changes in the GAAP and cash mark-to-market rent on the 42,000 square feet of second generation space were positive 18.4% and 6.7%, respectively. Tenant improvements and leasing commissions were $25.25 per square foot per annum, or 9.5% of initial rent.
317,000 square feet at theMART (all at share) at an initial rent of $50.12 per square foot and a weighted average lease term of 8.8 years. The changes in the GAAP and cash mark-to-market rent on the 312,000 square feet of second generation space were positive 1.5% and negative 1.6%, respectively. Tenant improvements and leasing commissions were $4.24 per square foot per annum, or 8.5% of initial rent.
101,000 square feet at 555 California Street (71,000 square feet at share) at an initial rent of $105.66 per square foot and a weighted average lease term of 4.8 years. The initial rent of $105.66 excludes the rent on a five-year renewal option for 90,000 square feet (63,000 square feet at share) as the starting rent will be determined in 2021 based on fair market value. The changes in the GAAP and cash mark-to-market rent on the 8,000 square feet of second generation space were positive 36.7% and 23.7%, respectively. Tenant improvements and leasing commissions were $0.19 per square foot per annum, or 0.2% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended					For the Nine Months Ended September 30,
	September 30,			June 30, 2020
	2020		2019			2020		2019
Total revenues	$363,962		$465,961	$343,026		$1,151,520		$1,463,732

Net income (loss) attributable to common shareholders	$53,170		$322,906	$(197,750)		$(139,617)		$2,904,589
Per common share:
Basic	$0.28		$1.69	$(1.03)		$(0.73)		$15.22
Diluted	$0.28		$1.69	$(1.03)		$(0.73)		$15.20

Net (loss) income attributable to common shareholders, as adjusted (non-GAAP)	$(16,613)		$52,624	$(8,599)		$(6,523)		$120,372
Per diluted share (non-GAAP)	$(0.09)		$0.28	$(0.04)		$(0.03)		$0.63

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$112,595		$170,966	$105,750		$356,065		$494,936
Per diluted share (non-GAAP)	$0.59		$0.89	$0.55		$1.86		$2.59

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$278,507		$279,509	$203,256		$612,123		$691,522
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$296,559		$297,837	$216,539		$651,924		$736,382
Per diluted share (non-GAAP)	$1.46		$1.46	$1.06		$3.20		$3.62

Dividends per common share	$0.53		$0.66	$0.66		$1.85		$1.98

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	80.3%	(1)	74.2%	90.4%	(1)	87.7%	(1)	76.4%
FAD payout ratio	88.3%		113.8%	106.5%		100.5%		96.1%

Weighted average common shares outstanding (REIT basis)	191,162		190,814	191,104		191,102		190,762
Convertible units:
Class A	12,392		12,195	12,408		12,378		12,141
Equity awards - unit equivalents	26		541	111		104		513
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP basis)	203,580		203,550	203,623		203,584		203,416
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(1)Excludes the impact of non-cash write-offs of receivables arising from the straight-lining of rents (including the JCPenney retail lease at Manhattan Mall and the New York & Company, Inc. office lease at 330 West 34th Street) of $13,873, $36,297 and $50,170, respectively, for the three months ended September 30, 2020 and June 30, 2020 and the nine months ended September 30, 2020.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q3 2020 VS. Q3 2019 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2019	$171.0	$0.89

(Decrease) increase in FFO, as adjusted due to:
Write-offs of straight-line rent receivables - non-cash ($13.9) and tenant receivables deemed uncollectible ($12.4)	(26.3)
Hotel Pennsylvania closed since April 1, 2020	(10.6)
Other tenant related items	(9.1)
theMART (primarily $5.6 from the cancellation of trade shows)	(7.5)
PENN District out of service for redevelopment	(6.3)
Lower revenues from Signage ($4.0) and BMS ($2.1)	(6.1)
Asset sales	(2.0)
Interest expense decrease (partially offset by lower capitalized interest) and other, net	7.1
	(60.8)
Noncontrolling interests' share of above items	2.4
Net decrease	(58.4)	(0.30)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2020	$112.6	$0.59

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	September 30,			June 30, 2020
	2020	2019	Variance
Property rentals(1)(2)	$281,068	$372,186	$(91,118)	$282,660
Tenant expense reimbursements(1)	41,702	55,772	(14,070)	33,025
Amortization of acquired below-market leases, net	3,648	4,393	(745)	5,200
Straight-lining of rents	(4,165)	(4,713)	548	(5,691)
Total rental revenues	322,253	427,638	(105,385)	315,194
Fee and other income:
BMS cleaning fees	24,054	30,677	(6,623)	21,115
Management and leasing fees	11,649	3,326	8,323	1,837
Other income	6,006	4,320	1,686	4,880
Total revenues	363,962	465,961	(101,999)	343,026
Operating expenses	(195,645)	(226,359)	30,714	(174,425)
Depreciation and amortization	(107,013)	(96,437)	(10,576)	(92,805)
General and administrative	(32,407)	(33,237)	830	(35,014)
Expense from deferred compensation plan liability	(4,341)	(974)	(3,367)	(6,356)
(Expense from transaction related costs and impairment losses) and gain from lease liability extinguishment, net	(584)	(1,576)	992	69,221
Total expenses	(339,990)	(358,583)	18,593	(239,379)
(Loss) income from partially owned entities	(80,909)	25,946	(106,855)	(291,873)
(Loss) income from real estate fund investments	(13,823)	2,190	(16,013)	(28,042)
Interest and other investment income (loss), net	1,729	3,045	(1,316)	(2,893)
Income from deferred compensation plan assets	4,341	974	3,367	6,356
Interest and debt expense	(57,371)	(61,448)	4,077	(58,405)
Net gains on disposition of wholly owned and partially owned assets	214,578	309,657	(95,079)	55,695
Income (loss) before income taxes	92,517	387,742	(295,225)	(215,515)
Income tax expense	(23,781)	(23,885)	104	(1,837)
Income (loss) from continuing operations	68,736	363,857	(295,121)	(217,352)
Loss from discontinued operations	—	(8)	8	—
Net income (loss)	68,736	363,849	(295,113)	(217,352)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	848	(5,774)	6,622	17,768
Operating Partnership	(3,884)	(22,637)	18,753	14,364
Net income (loss) attributable to Vornado	65,700	335,438	(269,738)	(185,220)
Preferred share dividends	(12,530)	(12,532)	2	(12,530)
Net income (loss) attributable to common shareholders	$53,170	$322,906	$(269,736)	$(197,750)
Capitalized expenditures:
Development payroll	$2,820	$2,158	$662	$3,569
Interest and debt expense	9,328	16,047	(6,719)	9,446
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(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $22,135 and $1,106 for the three months ended September 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Nine Months Ended September 30,
	2020	2019	Variance
Property rentals(1)(2)	$918,788	$1,168,731	$(249,943)
Tenant expense reimbursements(1)	126,900	172,968	(46,068)
Amortization of acquired below-market leases, net	13,054	15,561	(2,507)
Straight-lining of rents	(20,021)	(8,446)	(11,575)
Total rental revenues	1,038,721	1,348,814	(310,093)
Fee and other income:
BMS cleaning fees	77,635	93,032	(15,397)
Management and leasing fees	16,353	10,063	6,290
Other income	18,811	11,823	6,988
Total revenues	1,151,520	1,463,732	(312,212)
Operating expenses	(600,077)	(694,006)	93,929
Depreciation and amortization	(292,611)	(326,181)	33,570
General and administrative	(120,255)	(130,129)	9,874
Benefit (expense) from deferred compensation plan liability	548	(7,722)	8,270
Lease liability extinguishment gain and (expense from transaction related costs and impairment losses), net	68,566	(103,315)	171,881
Total expenses	(943,829)	(1,261,353)	317,524
(Loss) income from partially owned entities(3)	(353,679)	56,139	(409,818)
Loss from real estate fund investments	(225,328)	(13,780)	(211,548)
Interest and other investment (loss) income, net	(7,068)	15,930	(22,998)
(Loss) income from deferred compensation plan assets	(548)	7,722	(8,270)
Interest and debt expense	(174,618)	(226,940)	52,322
Net gain on transfer to Fifth Avenue and Times Square JV	—	2,571,099	(2,571,099)
Net gains on disposition of wholly owned and partially owned assets	338,862	641,664	(302,802)
(Loss) income before income taxes	(214,688)	3,254,213	(3,468,901)
Income tax expense	(38,431)	(80,542)	42,111
(Loss) income from continuing operations	(253,119)	3,173,671	(3,426,790)
Loss from discontinued operations	—	(85)	85
Net (loss) income	(253,119)	3,173,586	(3,426,705)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	141,003	(34,045)	175,048
Operating Partnership	10,090	(197,354)	207,444
Net (loss) income attributable to Vornado	(102,026)	2,942,187	(3,044,213)
Preferred share dividends	(37,591)	(37,598)	7
Net (loss) income attributable to common shareholders	$(139,617)	$2,904,589	$(3,044,206)
Capitalized expenditures:
Development payroll	$11,696	$12,673	$(977)
Interest and debt expense	30,829	59,184	(28,355)
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(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $60,766 and $16,488 for the nine months ended September 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).
(3)Beginning April 18, 2019, "(loss) income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2020
	Total	New York	Other
Property rentals(1)(2)	$281,068	$221,646	$59,422
Tenant expense reimbursements(1)	41,702	32,667	9,035
Amortization of acquired below-market leases, net	3,648	3,452	196
Straight-lining of rents	(4,165)	(2,848)	(1,317)
Total rental revenues	322,253	254,917	67,336
Fee and other income:
BMS cleaning fees	24,054	25,592	(1,538)
Management and leasing fees	11,649	11,732	(83)
Other income	6,006	904	5,102
Total revenues	363,962	293,145	70,817
Operating expenses	(195,645)	(161,386)	(34,259)
Depreciation and amortization	(107,013)	(85,161)	(21,852)
General and administrative	(32,407)	(11,813)	(20,594)
Expense from deferred compensation plan liability	(4,341)	—	(4,341)
Transaction related costs	(584)	—	(584)
Total expenses	(339,990)	(258,360)	(81,630)
(Loss) income from partially owned entities	(80,909)	(81,345)	436
Loss from real estate fund investments	(13,823)	—	(13,823)
Interest and other investment income, net	1,729	913	816
Income from deferred compensation plan assets	4,341	—	4,341
Interest and debt expense	(57,371)	(28,369)	(29,002)
Net gains on disposition of wholly owned and partially owned assets	214,578	—	214,578
Income (loss) before income taxes	92,517	(74,016)	166,533
Income tax (expense) benefit	(23,781)	5,245	(29,026)
Net income (loss)	68,736	(68,771)	137,507
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	848	(7,164)	8,012
Net income (loss) attributable to Vornado Realty L.P.	69,584	$(75,935)	$145,519
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,842)
Preferred unit distributions	(12,572)
Net income attributable to common shareholders	$53,170
For the three months ended September 30, 2019:
Net income attributable to Vornado Realty L.P.	$358,075	$263,559	$94,516
Net income attributable to common shareholders	$322,906
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $22,135 and $1,106 for the three months ended September 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET LOSS (INCOME) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2020
	Total	New York	Other
Property rentals(1)(2)	$918,788	$720,856	$197,932
Tenant expense reimbursements(1)	126,900	99,799	27,101
Amortization of acquired below-market leases, net	13,054	12,472	582
Straight-lining of rents	(20,021)	(17,828)	(2,193)
Total rental revenues	1,038,721	815,299	223,422
Fee and other income:
BMS cleaning fees	77,635	82,426	(4,791)
Management and leasing fees	16,353	16,307	46
Other income	18,811	5,356	13,455
Total revenues	1,151,520	919,388	232,132
Operating expenses	(600,077)	(484,624)	(115,453)
Depreciation and amortization	(292,611)	(224,853)	(67,758)
General and administrative	(120,255)	(41,444)	(78,811)
Benefit from deferred compensation plan liability	548	—	548
Lease liability extinguishment gain and (expense from transaction related costs), net	68,566	70,260	(1,694)
Total expenses	(943,829)	(680,661)	(263,168)
(Loss) income from partially owned entities	(353,679)	(356,400)	2,721
Loss from real estate fund investments	(225,328)	—	(225,328)
Interest and other investment (loss) income, net	(7,068)	2,073	(9,141)
Loss from deferred compensation plan assets	(548)	—	(548)
Interest and debt expense	(174,618)	(88,857)	(85,761)
Net gains on disposition of wholly owned and partially owned assets	338,862	—	338,862
Loss before income taxes	(214,688)	(204,457)	(10,231)
Income tax (expense) benefit	(38,431)	7,921	(46,352)
Net loss	(253,119)	(196,536)	(56,583)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	141,003	(11,757)	152,760
Net (loss) income attributable to Vornado Realty L.P.	(112,116)	$(208,293)	$96,177
Less net loss attributable to noncontrolling interests in the Operating Partnership	10,214
Preferred unit distributions	(37,715)
Net loss attributable to common shareholders	$(139,617)
For the nine months ended September 30, 2019:
Net income attributable to Vornado Realty L.P.	$3,139,541	$2,861,517	$278,024
Net income attributable to common shareholders	$2,904,589
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $60,766 and $16,488 for the nine months ended September 30, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2020
	Total	New York	Other
Total revenues	$363,962	$293,145	$70,817
Operating expenses	(195,645)	(161,386)	(34,259)
NOI - consolidated	168,317	131,759	36,558
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(25,959)	(17,776)	(8,183)
Add: NOI from partially owned entities	78,175	75,837	2,338
NOI at share	220,533	189,820	30,713
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	10,981	6,261	4,720
NOI at share - cash basis	$231,514	$196,081	$35,433

	For the Three Months Ended September 30, 2019
	Total	New York	Other
Total revenues	$465,961	$380,568	$85,393
Operating expenses	(226,359)	(188,159)	(38,200)
NOI - consolidated	239,602	192,409	47,193
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,096)	(9,574)	(8,522)
Add: NOI from partially owned entities	86,024	82,649	3,375
NOI at share	307,530	265,484	42,046
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(4,037)	(5,560)	1,523
NOI at share - cash basis	$303,493	$259,924	$43,569

	For the Three Months Ended June 30, 2020
	Total	New York	Other
Total revenues	$343,026	$270,628	$72,398
Operating expenses	(174,425)	(140,207)	(34,218)
NOI - consolidated	168,601	130,421	38,180
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,448)	(8,504)	(6,944)
Add: NOI from partially owned entities	69,487	67,051	2,436
NOI at share	222,640	188,968	33,672
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	34,190	32,943	1,247
NOI at share - cash basis	$256,830	$221,911	$34,919
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2020
	Total	New York	Other
Total revenues	$1,151,520	$919,388	$232,132
Operating expenses	(600,077)	(484,624)	(115,453)
NOI - consolidated	551,443	434,764	116,679
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(56,900)	(34,713)	(22,187)
Add: NOI from partially owned entities	229,543	221,296	8,247
NOI at share	724,086	621,347	102,739
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	48,247	40,310	7,937
NOI at share - cash basis	$772,333	$661,657	$110,676

	For the Nine Months Ended September 30, 2019
	Total	New York	Other
Total revenues	$1,463,732	$1,200,234	$263,498
Operating expenses	(694,006)	(574,073)	(119,933)
NOI - consolidated	769,726	626,161	143,565
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(51,915)	(31,011)	(20,904)
Add: NOI from partially owned entities	236,400	211,394	25,006
NOI at share	954,211	806,544	147,667
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	530	(3,741)	4,271
NOI at share - cash basis	$954,741	$802,803	$151,938
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2020
	2020	2019		2020	2019
NOI at share:
New York:
Office(1)(2)	$159,981	$177,469	$161,444	$504,630	$540,601
Retail(1)(3)	35,294	68,159	21,841	109,153	213,489
Residential	4,536	5,575	5,868	16,604	17,528
Alexander's Inc. ("Alexander's")	6,830	11,269	8,331	25,653	33,699
Hotel Pennsylvania(4)	(16,821)	3,012	(8,516)	(34,693)	1,227
Total New York	189,820	265,484	188,968	621,347	806,544

Other:
theMART(5)	13,171	24,862	17,803	52,087	79,359
555 California Street	15,618	15,265	14,837	45,686	45,124
Other investments(6)	1,924	1,919	1,032	4,966	23,184
Total Other	30,713	42,046	33,672	102,739	147,667

NOI at share	$220,533	$307,530	$222,640	$724,086	$954,211
____________________
(1)    Reflects the transfer of 45.4% of common equity in the properties contributed to Fifth Avenue and Times Square JV on April 18, 2019.
(2)    Includes the impact of non-cash write-offs of receivables arising from the straight-lining of rents, including the New York & Company, Inc. lease at 330 West 34th Street, of $4,368, $13,220 and $17,588, respectively, for the three months ended September 30, 2020 and June 30, 2020 and the nine months ended September 30, 2020. In addition, includes the impact of write-offs of tenant receivables deemed uncollectible of $5,112, $940 and $6,052, respectively, for the three months ended September 30, 2020 and June 30, 2020 and the nine months ended September 30, 2020.
(3)    Includes the impact of non-cash write-offs of receivables arising from the straight-lining of rents, including the JCPenney lease at Manhattan Mall, of $4,688, $20,436 and $25,124, respectively, for the three months ended September 30, 2020 and June 30, 2020 and the nine months ended September 30, 2020. In addition, includes the impact of write-offs of tenant receivables deemed uncollectible of $4,668, $6,731 and $11,399, respectively, for the three months ended September 30, 2020 and June 30, 2020 and the nine months ended September 30, 2020. The nine months ended September 30, 2019 includes $13,832 of non-cash write-offs of receivables arising from the straight-lining of rents.
(4)    The Hotel Pennsylvania has been closed since April 1, 2020 as a result of the COVID-19 pandemic. The three and nine months ended September 30, 2020 include a $9,246 severance accrual for furloughed union employees.
(5)    The decrease in NOI at share is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.
(6)    2019 includes our share of PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020) and Urban Edge Properties ("UE") (sold on March 4, 2019).

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2020
	2020	2019		2020	2019
NOI at share - cash basis:
New York:
Office(1)(2)	$162,357	$174,796	$175,438	$524,830	$537,972
Retail(1)(3)	36,476	65,636	38,913	124,430	213,298
Residential	4,178	5,057	5,504	15,541	16,131
Alexander's	9,899	11,471	10,581	31,574	34,320
Hotel Pennsylvania(4)	(16,829)	2,964	(8,525)	(34,718)	1,082
Total New York	196,081	259,924	221,911	661,657	802,803

Other:
theMART(5)	17,706	26,588	17,765	58,176	83,484
555 California Street	15,530	15,325	15,005	45,970	45,665
Other investments(6)	2,197	1,656	2,149	6,530	22,789
Total Other	35,433	43,569	34,919	110,676	151,938

NOI at share - cash basis	$231,514	$303,493	$256,830	$772,333	$954,741
____________________
(1)    Reflects the transfer of 45.4% of common equity in the properties contributed to Fifth Avenue and Times Square JV on April 18, 2019.
(2)    Includes the impact of write-offs of tenant receivables deemed uncollectible of $5,112, $940 and $6,052, respectively, for the three months ended September 30, 2020 and June 30, 2020 and the nine months ended September 30, 2020.
(3)    Includes the impact of write-offs of tenant receivables deemed uncollectible of $4,668, $6,731 and $11,399, respectively, for the three months ended September 30, 2020 and June 30, 2020 and the nine months ended September 30, 2020.
(4)    The Hotel Pennsylvania has been closed since April 1, 2020 as a result of the COVID-19 pandemic. The three and nine months ended September 30, 2020 include a $9,246 severance accrual for furloughed union employees.
(5)    The decrease in NOI at share - cash basis is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year.
(6)    2019 includes our share of PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020) and UE (sold on March 4, 2019).

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART	555 California Street
Same store NOI at share % (decrease) increase(1):
Three months ended September 30, 2020 compared to September 30, 2019	(16.4)%	(14.5)%	(46.3)%	2.0%
Nine months ended September 30, 2020 compared to September 30, 2019	(14.7)%	(13.4)%	(34.9)%	0.7%
Three months ended September 30, 2020 compared to June 30, 2020	7.1%	10.5%	(26.6)%	6.2%

Same store NOI at share - cash basis % (decrease) increase(1):
Three months ended September 30, 2020 compared to September 30, 2019	(10.6)%	(9.0)%	(31.7)%	1.3%
Nine months ended September 30, 2020 compared to September 30, 2019	(7.7)%	(5.4)%	(30.5)%	0.2%
Three months ended September 30, 2020 compared to June 30, 2020	(3.0)%	(3.6)%	(1.1)%	3.4%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

NOI AT SHARE BY REGION (unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2020	2019	2020	2019
Region:
New York City metropolitan area	87%	87%	87%	86%
Chicago, IL	6%	8%	7%	9%
San Francisco, CA	7%	5%	6%	5%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	September 30, 2020	December 31, 2019
ASSETS
Real estate, at cost:
Land	$2,589,452	$2,591,261	$(1,809)
Buildings and improvements	8,004,206	7,953,163	51,043
Development costs and construction in progress	1,514,941	1,490,614	24,327
Moynihan Train Hall development expenditures	1,223,600	914,960	308,640
Leasehold improvements and equipment	128,642	124,014	4,628
Total	13,460,841	13,074,012	386,829
Less accumulated depreciation and amortization	(3,155,416)	(3,015,958)	(139,458)
Real estate, net	10,305,425	10,058,054	247,371
Right-of-use assets	374,805	379,546	(4,741)
Cash and cash equivalents	1,411,047	1,515,012	(103,965)
Restricted cash	79,291	92,119	(12,828)
Marketable securities	—	33,313	(33,313)
Tenant and other receivables	103,051	95,733	7,318
Investments in partially owned entities	3,504,328	3,999,165	(494,837)
Real estate fund investments	3,739	222,649	(218,910)
220 Central Park South condominium units ready for sale	181,041	408,918	(227,877)
Receivable arising from the straight-lining of rents	678,381	742,206	(63,825)
Deferred leasing costs, net	385,089	353,986	31,103
Identified intangible assets, net	25,746	30,965	(5,219)
Other assets	510,955	355,347	155,608
Total Assets	$17,562,898	$18,287,013	$(724,115)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,639,151	$5,639,897	$(746)
Senior unsecured notes, net	446,482	445,872	610
Unsecured term loan, net	796,499	745,840	50,659
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	425,646	498,254	(72,608)
Moynihan Train Hall obligation	1,223,600	914,960	308,640
Special dividend/distribution payable	—	398,292	(398,292)
Accounts payable and accrued expenses	430,446	440,049	(9,603)
Deferred revenue	45,473	59,429	(13,956)
Deferred compensation plan	98,543	103,773	(5,230)
Other liabilities	302,622	265,754	36,868
Total liabilities	9,983,462	10,087,120	(103,658)
Redeemable noncontrolling interests	693,751	888,915	(195,164)
Shareholders' equity	6,468,840	6,732,030	(263,190)
Noncontrolling interests in consolidated subsidiaries	416,845	578,948	(162,103)
Total liabilities, redeemable noncontrolling interests and equity	$17,562,898	$18,287,013	$(724,115)

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York				555 California Street
	Office		Retail	theMART
Three Months Ended September 30, 2020
Total square feet leased	1,453	(1)	25	44	90
Our share of square feet leased:	1,121		22	44	63
Initial rent(2)	$92.74		$311.39	$59.38	$—	(3)
Weighted average lease term (years)	19.6		7.1	5.2	5.0
Second generation relet space:
Square feet	419		11	44	—
GAAP basis:
Straight-line rent(4)	$82.29		$392.77	$56.02	$—	(3)
Prior straight-line rent	$65.22		$463.77	$56.86	$—
Percentage increase (decrease)	26.2%		(15.3)%	(1.5)%	—%
Cash basis (non-GAAP):
Initial rent(2)	$65.29		$378.06	$59.38	$—	(3)
Prior escalated rent	$60.61		$523.92	$60.48	$—
Percentage increase (decrease)	7.7%		(27.8)%	(1.8)%	—%
Tenant improvements and leasing commissions:
Per square foot	$173.73		$102.87	$15.62	$—
Per square foot per annum	$8.86		$14.49	$3.00	$—
Percentage of initial rent	9.6%		4.7%	5.1%	—%
________________________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York				555 California Street
	Office		Retail	theMART
Nine Months Ended September 30, 2020
Total square feet leased	2,068		63	317	101
Our share of square feet leased:	1,709		59	317	71
Initial rent(2)	$90.62	(5)	$265.44	$50.12	$105.66	(3)
Weighted average lease term (years)	14.9		6.3	8.8	4.8
Second generation relet space:
Square feet	777		42	312	8
GAAP basis:
Straight-line rent(4)	$83.25	(5)	$267.19	$47.30	$107.37	(3)
Prior straight-line rent	$74.32		$225.74	$46.62	$78.53
Percentage increase	12.0%		18.4%	1.5%	36.7%
Cash basis (non-GAAP):
Initial rent(2)	$74.68	(5)	$261.86	$49.95	$105.66	(3)
Prior escalated rent	$70.95		$245.47	$50.75	$85.39
Percentage increase (decrease)	5.3%		6.7%	(1.6)%	23.7%
Tenant improvements and leasing commissions:
Per square foot	$131.73		$159.09	$37.35	$0.93
Per square foot per annum	$8.84		$25.25	$4.24	$0.19
Percentage of initial rent	9.8%		9.5%	8.5%	0.2%
________________________________
(1)Primarily 730 square feet (694 at our share) for the new Facebook lease at Farley Office and 633 square feet (348 at our share) for the New York University long-term renewal at One Park Avenue.
(2)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(3)Excludes the rent on 90 square feet (63 square feet at share) as the starting rent will be determined in 2021 based on fair market value.
(4)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.
(5)Excludes the rent on 174 square feet as the starting rent will be determined in 2021 based on fair market value.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	51,000		$3,412,000	$66.90	0.3%

	Fourth Quarter 2020	228,000		18,666,000	81.87	1.7%

	First Quarter 2021	314,000		20,753,000	66.09	1.9%
	Second Quarter 2021	314,000		30,699,000	97.77	2.7%
	Third Quarter 2021	75,000		6,111,000	81.48	0.5%
	Fourth Quarter 2021	242,000		15,983,000	66.05	1.4%
	Total 2021	945,000		73,546,000	77.83	6.5%
	2022	708,000		47,872,000	67.62	4.3%
	2023	1,869,000	(2)	165,876,000	88.75	14.8%
	2024	1,460,000		120,274,000	82.38	10.8%
	2025	824,000		66,272,000	80.43	5.9%
	2026	1,407,000		105,104,000	74.70	9.5%
	2027	1,112,000		80,003,000	71.95	7.2%
	2028	939,000		66,583,000	70.91	6.0%
	2029	648,000		54,147,000	83.56	4.8%
	2030	767,000		55,935,000	72.93	5.0%
	Thereafter	3,712,000		259,539,000	69.92	23.2%

Retail:	Month to Month	23,000		$2,574,000	$111.91	0.9%

	Fourth Quarter 2020	31,000		7,878,000	254.13	2.9%

	First Quarter 2021	122,000		12,069,000	98.93	4.3%
	Second Quarter 2021	20,000		1,921,000	96.05	0.7%
	Third Quarter 2021	8,000		1,220,000	152.50	0.4%
	Fourth Quarter 2021	15,000		2,401,000	160.07	0.9%
	Total 2021	165,000		17,611,000	106.73	6.3%
	2022	15,000		4,349,000	289.93	1.6%
	2023	48,000		24,948,000	519.75	9.0%
	2024	207,000		46,020,000	222.32	16.6%
	2025	33,000		12,034,000	364.67	4.3%
	2026	70,000		25,389,000	362.70	9.1%
	2027	30,000		22,251,000	741.70	8.0%
	2028	23,000		12,806,000	556.78	4.6%
	2029	46,000		19,897,000	432.54	7.2%
	2030	161,000		20,610,000	128.01	7.4%
	Thereafter	307,000		61,251,000	199.51	22.1%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises lease renewal options at 909 Third Avenue for which the annual escalated rent is $13.89 per square foot on their 492,000 square feet space.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	4,000	$108,000	$27.00	0.1%

	Fourth Quarter 2020	27,000	1,244,000	46.07	0.8%

	First Quarter 2021	51,000	2,569,000	50.37	1.6%
	Second Quarter 2021	3,000	179,000	59.67	0.1%
	Third Quarter 2021	41,000	2,248,000	54.83	1.4%
	Fourth Quarter 2021	188,000	8,530,000	45.37	5.4%
	Total 2021	283,000	13,526,000	47.80	8.5%
	2022	450,000	22,474,000	49.94	14.3%
	2023	296,000	15,347,000	51.85	9.8%
	2024	327,000	16,239,000	49.66	10.3%
	2025	342,000	18,429,000	53.89	11.7%
	2026	306,000	15,305,000	50.02	9.7%
	2027	169,000	8,420,000	49.82	5.3%
	2028	637,000	27,779,000	43.61	17.6%
	2029	73,000	3,451,000	47.27	2.2%
	2030	11,000	611,000	55.55	0.4%
	Thereafter	318,000	14,460,000	45.47	9.3%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	0.0%

	Fourth Quarter 2020	7,000	673,000	96.14	0.7%

	First Quarter 2021	1,000	95,000	95.00	0.1%
	Second Quarter 2021	19,000	1,150,000	60.53	1.1%
	Third Quarter 2021	—	—	—	—%
	Fourth Quarter 2021	17,000	1,789,000	105.24	1.8%
	Total 2021	37,000	3,034,000	81.97	3.0%
	2022	36,000	2,979,000	82.75	3.0%
	2023	133,000	10,094,000	75.89	10.0%
	2024	53,000	4,945,000	93.30	4.9%
	2025	436,000	34,756,000	79.72	34.5%
	2026	202,000	15,827,000	78.35	15.7%
	2027	65,000	5,756,000	88.55	5.7%
	2028	20,000	1,594,000	79.70	1.6%
	2029	74,000	7,206,000	97.38	7.2%
	2030	110,000	10,446,000	94.96	10.3%
	Thereafter	55,000	3,385,000	61.55	3.4%
________________________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE (unaudited)
(Amounts in thousands)
				For the Trailing Twelve Months Ended
	For the Trailing Twelve Months Ended September 30, 2020			June 30, 2020
	NOI at Share - Cash Basis	BMS NOI	Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$705,592	$(21,765)	$683,827	$693,868
theMART	82,822	—	82,822	91,704
555 California Street	60,461	—	60,461	60,256
Total Office	848,875	(21,765)	827,110	845,828
New York - Retail	178,787	—	178,787	198,863
New York - Residential	21,304	—	21,304	22,183
	$1,048,966	$(21,765)	$1,027,201	$1,066,874

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			September 30, 2020
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,661,132
Senior unsecured notes			450,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			575,000
			7,486,132
Pro rata share of debt of non-consolidated entities(2)			2,840,009
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(484,022)
			9,842,119	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,035	(B)

	Converted Shares	September 30, 2020 Common Share Price
Equity:
Common shares	191,261	$33.71	6,447,408
Class A units	12,328	33.71	415,577
Convertible share equivalents:
Equity awards - unit equivalents	1,343	33.71	45,273
D-13 preferred units	1,385	33.71	46,688
G1-G4 units	95	33.71	3,202
Series A preferred shares	26	33.71	876
			6,959,024	(C)
Total Market Capitalization (A+B+C)			$17,725,178
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.
(2)Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
High price	$39.98	$45.96	$68.68	$67.95
Low price	$31.36	$30.31	$27.64	$61.78
Closing price - end of quarter	$33.71	$38.21	$36.21	$66.50

Annualized quarterly dividend per share	$2.12	$2.64	$2.64	$2.64
Special dividend	—	—	—	1.95	(1)
Total	$2.12	$2.64	$2.64	$4.59

Annualized dividend yield - on closing price:
Quarterly dividends	6.3%	6.9%	7.3%	4.0%
Total	6.3%	6.9%	7.3%	6.9%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,438	206,260	206,280	205,076

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$7.0 Billion	$7.9 Billion	$7.5 Billion	$13.6 Billion
________________________________
(1)On December 18, 2019, Vornado's Board of Trustees declared a special dividend of $1.95 per share to common shareholders of record on December 30, 2019.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of September 30, 2020
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,486,132	3.03%	$2,399,418	1.61%	$5,086,714	3.70%
Pro rata share of debt of non-consolidated entities(2)	2,840,009	2.81%	1,479,094	1.78%	1,360,915	3.93%
Total	10,326,141	2.97%	3,878,512	1.68%	6,447,629	3.75%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(484,022)		(36,861)		(447,161)
Company's pro rata share of total debt	$9,842,119	2.93%	$3,841,651	1.67%	$6,000,468	3.73%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	45%	Less than 60%	32%
Secured debt/total assets	Less than 50%	33%	Less than 50%	26%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.42		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.59
Unencumbered assets/unsecured debt	Greater than 150%	443%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	12%
Unencumbered coverage ratio		N/A	Greater than 1.50	4.69

Unencumbered EBITDA (non-GAAP)(4):
Q3 2020 Annualized
New York	$177,324
Other	4,596
Total	$181,920
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.
(2)Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.
(3)Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)		Spread over LIBOR	Interest Rate		2020	2021	2022	2023	2024	Thereafter	Total
PENN11	12/20	(2)		3.95%		$443,600	$—	$—	$—	$—	$—	$443,600
Borgata Land	02/21	(3)		5.14%		—	52,578	—	—	—	—	52,578
909 Third Avenue	05/21			3.91%		—	350,000	—	—	—	—	350,000
555 California Street	09/21			5.10%		—	540,536	—	—	—	—	540,536
theMART	09/21			2.70%		—	675,000	—	—	—	—	675,000
770 Broadway	03/22	(4)	L+175	1.91%		—	—	700,000	—	—	—	700,000
1290 Avenue of the Americas	11/22			3.34%		—	—	950,000	—	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23		L+100	—%		—	—	—	—	—	—	—
$800 Million unsecured term loan	02/24			3.70%	(5)	—	—	—	—	800,000	—	800,000
435 Seventh Avenue - retail	02/24		L+130	1.46%		—	—	—	—	95,696	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24		L+90	1.05%		—	—	—	—	575,000	—	575,000
150 West 34th Street	05/24		L+188	2.04%		—	—	—	—	205,000	—	205,000
606 Broadway	09/24		L+180	1.96%		—	—	—	—	73,722	—	73,722
33-00 Northern Boulevard	01/25			4.14%	(6)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25			3.50%		—	—	—	—	—	450,000	450,000
4 Union Square South - retail	08/25		L+140	1.56%		—	—	—	—	—	120,000	120,000
888 Seventh Avenue	12/25			3.25%	(7)	—	—	—	—	—	375,000	375,000
100 West 33rd Street - office and retail	04/26		L+155	1.71%		—	—	—	—	—	580,000	580,000
350 Park Avenue	01/27			3.92%		—	—	—	—	—	400,000	400,000
						$443,600	$1,618,114	$1,650,000	$—	$1,749,418	$2,025,000	$7,486,132

Weighted average rate						3.95%	3.84%	2.74%	—%	2.44%	2.94%	3.03%

Fixed rate debt						$443,600	$1,618,114	$950,000	$—	$750,000	$1,325,000	$5,086,714
Fixed weighted average rate expiring						3.95%	3.84%	3.34%	—%	3.87%	3.60%	3.70%
Floating rate debt						$—	$—	$700,000	$—	$999,418	$700,000	$2,399,418
Floating weighted average rate expiring						—%	—%	1.91%	—%	1.36%	1.68%	1.61%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)On October 15, 2020, we completed a $500,000 refinancing of PENN11, a 1.2 million square foot Manhattan office building. The interest-only loan carries a rate of LIBOR plus 2.75% (currently 2.90%) and matures in October 2025, as fully extended.
(3)On November 2, 2020, we repaid the $52,476 amortizing mortgage loan on our land under a portion of the Borgata Hotel and Casino complex.
(4)On August 12, 2020, we amended the $700,000 mortgage loan on 770 Broadway, a 1.2 million square foot Manhattan office building, to extend the term one year through March 2022.
(5)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.15% as of September 30, 2020). The entire $800,000 will float thereafter for the duration of the loan.
(6)Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (1.96% as of September 30, 2020).
(7)Pursuant to an existing swap agreement, the loan bears interest at 3.25% through December 2020. The rate was swapped from LIBOR plus 1.70% (1.84% as of September 30, 2020).

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at September 30, 2020	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,811,374		$461,461		$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	84,534		346,856	(3)	1,070,544	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	144,618		165,000		300,000	03/21	L+175	1.91%
280 Park Avenue	Office/Retail	50.0%	103,596		600,000		1,200,000	09/24	L+173	1.89%
650 Madison Avenue	Office/Retail	20.1%	98,960		161,024		800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	59,219		64,093		116,532	06/24	L+200	2.16%
West 57th Street properties	Office/Retail/Land	50.0%	42,477		10,000		20,000	12/22	L+160	1.76%
825 Seventh Avenue	Office	50.0%	9,855		18,884		37,769	07/23	L+165	1.84%
61 Ninth Avenue	Office/Retail	45.1%	4,672		75,543		167,500	01/26	L+135	1.51%
Other	Office/Retail	Various	4,101		17,465		50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	63,244		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	32,073		19,214		38,115	06/22	L+195	2.11%
Other	Various	Various	45,605		91,419		575,675	Various	Various	Various
			$3,504,328		$2,369,134		$6,001,285

7 West 34th Street	Office/Retail	53.0%	(54,096)	(4)	159,000		300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(11,142)	(4)	311,875		625,000	12/26	N/A	4.55%
			$(65,238)		$470,875		$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.
(4)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at September 30, 2020	Our Share of Net (Loss) Income for the Three Months Ended September 30,		Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
		2020	2019	2020	2019
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Non-cash impairment loss		$(107,023)	$—	$—	$—
Return on preferred equity, net of our share of the expense		9,430	9,545	—	—
Equity in net income	51.5%	7,694	9,891	32,250	35,584
		(89,899)	19,436	32,250	35,584
One Park Avenue	55.0%	3,784	1,765	6,291	5,319
280 Park Avenue	50.0%	3,625	(2,130)	11,930	8,734
Alexander's(1)	32.4%	2,075	5,393	6,830	11,269
Independence Plaza	50.1%	(1,877)	(561)	4,086	6,455
85 Tenth Avenue	49.9%	(1,786)	(559)	3,819	4,762
7 West 34th Street	53.0%	1,009	1,003	3,518	3,500
61 Ninth Avenue	45.1%	763	558	1,693	1,873
650 Madison Avenue	20.1%	(409)	(860)	2,841	2,829
West 57th Street properties	50.0%	(371)	(102)	(83)	259
512 West 22nd Street	55.0%	(196)	146	1,450	779
Other, net	Various	1,937	(363)	1,212	1,286
		(81,345)	23,726	75,837	82,649

Other:
Alexander's corporate fee income	32.4%	1,296	1,299	710	720
Rosslyn Plaza	43.7% to 50.4%	64	68	1,144	1,238
Other, net	Various	(924)	853	484	1,417
		436	2,220	2,338	3,375

Total		$(80,909)	$25,946	$78,175	$86,024
_____________________
(1)2020 includes our $3,139 share of write-offs of lease receivables deemed uncollectible.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at September 30, 2020	Our Share of Net (Loss) Income for the Nine Months Ended September 30,			Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
		2020		2019	2020	2019
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Non-cash impairment loss		$(413,349)		$—	$—	$—
Return on preferred equity, net of our share of the expense		27,926		18,131	—	—
Equity in net income	51.5%	13,631	(2)	21,108	91,945	66,770
		(371,792)		39,239	91,945	66,770
Alexander's(3)	32.4%	7,420		14,707	25,653	33,699
One Park Avenue	55.0%	7,232		4,912	15,540	15,815
85 Tenth Avenue	49.9%	(4,597)		4	12,135	14,730
280 Park Avenue	50.0%	3,872		(8,615)	30,067	25,824
7 West 34th Street	53.0%	3,113		2,801	10,662	10,307
61 Ninth Avenue	45.1%	2,222		1,018	5,306	4,583
Independence Plaza	50.1%	(2,041)		(789)	15,148	20,172
650 Madison Avenue	20.1%	(1,305)		(2,761)	8,434	8,239
512 West 22nd Street	55.0%	(1,045)		68	3,207	2,203
West 57th Street properties	50.0%	(955)		(294)	(75)	769
330 Madison Avenue(4)	N/A	—		1,333	—	5,669
Other, net	Various	1,476		(1,371)	3,274	2,614
		(356,400)		50,252	221,296	211,394

Other:
Alexander's corporate fee income	32.4%	3,778		3,478	2,016	1,736
Rosslyn Plaza	43.7% to 50.4%	302		470	3,622	4,023
UE(5)	N/A	—		773	—	4,902
PREIT(6)	N/A	—		51	—	9,824
Other, net	Various	(1,359)		1,115	2,609	4,521
		2,721		5,887	8,247	25,006

Total		$(353,679)		$56,139	$229,543	$236,400
____________________
(1)Entered into on April 18, 2019.
(2)Includes a $10,047 reduction in income related to a Forever 21 lease modification at 1540 Broadway and $2,997 of write-offs of lease receivables deemed uncollectible during 2020.
(3)2020 includes our $4,846 share of write-offs of lease receivables deemed uncollectible.
(4)Sold on July 11, 2019.
(5)Sold on March 4, 2019.
(6)On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security and on January 23, 2020, we sold all of our common shares.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.								Projected Incremental Cash Yield
Active Penn District Projects	Segment		Budget(1)		Amount Expended		Remainder to be Expended		Stabilization Year
Farley (95% interest)	New York	844,000	1,030,000	(2)	736,155	(3)	293,845		2022	7.4%
PENN2 - as expanded(4)	New York	1,795,000	750,000		80,684		669,316		2024	8.4%
PENN1(5)	New York	2,545,000	325,000		137,048		187,952		N/A	13.5%(5)(6)
Districtwide Improvements	New York	N/A	100,000		15,538		84,462		N/A	N/A
Total Active Penn District Projects			2,205,000		969,425		1,235,575	(7)		8.3%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 135,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)The amount expended has been reduced by 88,000 of historic tax credit investor contributions to date.
(4)PENN2 (including signage) estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2020	2021	2022
Square feet out of service at end of year	1,140,000	1,190,000	1,200,000
Year-over-year reduction in Cash Basis NOI(i)	(25,000)	(14,000)	—
Year-over-year reduction in FFO(ii)	(19,000)	—	—
________________________________
(i) After capitalization of real estate taxes and operating expenses on space out of service.
(ii) Net of capitalized interest on space out of service under redevelopment.

(5)    Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.5% projected return is before the ground rent reset in 2023, which may be material.
(6)    Achieved as existing leases roll; average remaining lease term 4.8 years.
(7)    Expected to be funded from 220 CPS net sales proceeds and existing cash.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

OTHER DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.					Stabilization Year
Other Active Projects	Segment		Budget	Amount Expended		Remainder to be Expended
220 CPS - residential condominiums	Other	397,000	1,450,000	1,436,000	(1)	14,000	N/A
345 Montgomery Street (555 California Street) (70% interest)	Other	78,000	46,000	38,645		7,355	2021
825 Seventh Avenue - office (50% interest)	New York	165,000	15,000	12,909		2,091	2021
Total Other Projects			1,511,000	1,487,554		23,446

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50% interest)	New York	150,000
484, 486, 488 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		605,000
____________________
(1)Excludes land and acquisition costs of 515,426.
(2)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$46,771	$93,226	$92,386
Tenant improvements	45,150	98,261	100,191
Leasing commissions	15,569	18,229	33,254
Recurring tenant improvements, leasing commissions and other capital expenditures	107,490	209,716	225,831
Non-recurring capital expenditures(1)	61,171	30,374	43,135
Total capital expenditures and leasing commissions	$168,661	$240,090	$268,966

	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$174,159	$265,455	$18,995	(2)
220 CPS	83,117	181,177	295,827
PENN1	75,247	51,168	8,856
PENN2	60,493	28,719	16,288
345 Montgomery Street	14,491	29,441	18,187
Other	40,660	93,096	60,033
	$448,167	$649,056	$418,186
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Includes amounts paid for development from October 30, 2018, the date of consolidation of Farley Office and Retail.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$39,920	$80,416	$70,954
Tenant improvements	38,900	84,870	76,187
Leasing commissions	11,624	16,316	29,435
Recurring tenant improvements, leasing commissions and other capital expenditures	90,444	181,602	176,576
Non-recurring capital expenditures(1)	60,961	28,269	31,381
Total capital expenditures and leasing commissions	$151,405	$209,871	$207,957

	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$174,159	$265,455	$18,995	(2)
PENN1	75,247	51,168	8,856
PENN2	60,493	28,719	16,288
Other	36,787	86,593	44,976
	$346,686	$431,935	$89,115
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Includes amounts paid for development from October 30, 2018, the date of consolidation of Farley Office and Retail.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$5,674	$9,566	$13,282
Tenant improvements	4,041	9,244	15,106
Leasing commissions	3,173	827	459
Recurring tenant improvements, leasing commissions and other capital expenditures	12,888	19,637	28,847
Non-recurring capital expenditures(1)	210	332	260
Total capital expenditures and leasing commissions	$13,098	$19,969	$29,107

	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$3,061	$476	$51
Other	775	1,846	10,739
	$3,836	$2,322	$10,790
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$1,177	$3,244	$8,150
Tenant improvements	2,209	4,147	8,898
Leasing commissions	772	1,086	3,360
Recurring tenant improvements, leasing commissions and other capital expenditures	4,158	8,477	20,408
Non-recurring capital expenditures(1)	—	1,773	11,494
Total capital expenditures and leasing commissions	$4,158	$10,250	$31,902

	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$14,491	$29,441	$18,187
Other	—	3,896	445
	$14,491	$33,337	$18,632
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

OTHER
(Amounts in thousands)

	Nine Months Ended	Year Ended December 31,
	September 30, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
220 CPS	$83,117	$181,177	$295,827
Other	37	285	3,822
	$83,154	$181,462	$299,649

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,584	17,518	1,910	15,425	—	183	—
Retail	2,683	2,201	401	—	1,800	—	—
Residential - 1,678 units	1,526	793	—	—	—	—	793
Alexander's (32.4% interest), including 312 residential units	2,449	793	63	298	350	—	82
Hotel Pennsylvania (closed since April 1, 2020)	1,400	1,400	1,400	—	—	—	—
	28,642	22,705	3,774	15,723	2,150	183	875

Other:
theMART	3,900	3,891	75	2,046	105	1,315	350
555 California Street (70% interest)	1,819	1,273	55	1,185	33	—	—
Other	2,837	1,339	189	212	827	—	111
	8,556	6,503	319	3,443	965	1,315	461

Total square feet at September 30, 2020	37,198	29,208	4,093	19,166	3,115	1,498	1,336

Total square feet at June 30, 2020	37,202	29,212	4,075	19,181	3,121	1,500	1,335

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at September 30, 2020	2,806	19	8,059

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Revenues At Share (non-GAAP)	% of Annualized Revenues At Share (non-GAAP)(1)
Facebook(2)	757,653	$79,292	4.5%
IPG and affiliates	967,552	65,822	3.7%
Bloomberg L.P.	303,147	39,139	2.2%
Google/Motorola Mobility (guaranteed by Google)	728,483	36,400	2.0%
Equitable	336,646	35,591	2.0%
Verizon Media Group	327,138	32,594	1.8%
Swatch Group USA	14,950	30,846	1.7%
Amazon (including its Whole Foods subsidiary)	310,272	29,839	1.7%
LVMH Brands	77,585	26,702	1.5%
The City of New York	582,545	25,975	1.5%
Neuberger Berman Group LLC	306,611	25,207	1.4%
Madison Square Garden & Affiliates	409,215	24,768	1.4%
AMC Networks, Inc.	326,061	23,885	1.3%
Bank of America	247,460	23,178	1.3%
Macy's	366,876	22,901	1.3%
New York University	347,948	22,680	1.3%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,164	18,362	1.0%
PwC	241,196	17,937	1.0%
Ziff Brothers Investments, Inc.	127,815	14,707	0.8%
U.S. Government	578,711	14,667	0.8%
Fast Retailing (Uniqlo)	47,181	13,513	0.8%
Apple	220,229	13,214	0.7%
Cushman & Wakefield	127,314	13,041	0.7%
New York & Company, Inc.(3)	193,140	12,215	0.7%
Citadel	119,421	11,942	0.7%
Hollister	11,306	11,170	0.6%
Foot Locker	149,987	10,884	0.6%
Manufacturers & Traders Trust	102,622	10,776	0.6%
Kirkland & Ellis LLP	106,752	10,595	0.6%
Forest Laboratories	168,673	10,594	0.6%
			40.8%
________________________________
(1)See reconciliation of our annualized revenue at share on page xiv in the Appendix.
(2)Excludes Facebook lease at Farley Office for 730,000 square feet (694,000 at our share) not yet commenced.
(3)Filed for Chapter 11 bankruptcy on July 13, 2020.

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
September 30, 2020	94.3%	89.8%	98.4%
June 30, 2020	95.2%	91.4%	99.0%
December 31, 2019	96.7%	94.6%	99.8%
September 30, 2019	96.8%	95.0%	100.0%

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2020	1,990	954	84.8%	$3,758
June 30, 2020	1,989	953	89.9%	$3,858
December 31, 2019	1,991	955	97.0%	$3,889
September 30, 2019	1,991	955	96.8%	$3,879

GROUND LEASES (unaudited)
(Amounts in thousands)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN1:
Land	2,500		2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse	1,379	(1)	2023	2098	Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,254		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	2,000		2060	2110	Five 10-year renewal options. FMV resets upon exercise of first and fourth renewal options. Fixed rent increases every 5 years through initial term.
330 West 34th Street - 65.2% ground leased	1,906		2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,466		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328		None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,240		None	2115	Rent increases in April 2021 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)Excludes percentage rent.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**								Cisco, WSP USA, Hartford Fire Insurance,
-Office	100.0%	87.2%	$69.72	2,274,000	2,105,000	169,000		United Healthcare Services, Inc., Siemens Mobility
-Retail	100.0%	68.6%	305.13	271,000	97,000	174,000		Bank of America, Shake Shack, Starbucks
	100.0%	86.5%	76.26	2,545,000	2,202,000	343,000	$—

PENN2
-Office	100.0%	100.0%	61.64	1,576,000	612,000	964,000		Madison Square Garden, EMC
-Retail	100.0%	100.0%	208.61	43,000	17,000	26,000		Chase Manhattan Bank
	100.0%	100.0%	65.76	1,619,000	629,000	990,000	575,000 (3)

PENN11
								Madison Square Garden, AMC Networks, Inc., Information Builders, Inc.*,
-Office	100.0%	100.0%	65.46	1,113,000	1,113,000	—		Apple, Macy's
-Retail	100.0%	85.1%	144.37	40,000	40,000	—		PNC Bank National Association, Starbucks
	100.0%	99.4%	67.81	1,153,000	1,153,000	—	443,600

100 West 33rd Street
-Office	100.0%	100.0%	68.61	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	18.8%	142.38	256,000	256,000	—	181,598	Aeropostale, Express, Starbucks

330 West 34th Street
(65.2% ground leased through 2149)**								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	68.54	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	34.5%	148.14	21,000	21,000	—		Starbucks
	100.0%	98.6%	69.11	724,000	724,000	—	50,150 (4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696	Forever 21

7 West 34th Street
-Office	53.0%	100.0%	73.38	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	369.29	19,000	19,000	—		Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%	84.20	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	296.31	10,000	10,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	117.45	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$102.22	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.71	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	84.8%	192.30	16,000	16,000	—	—

Total Penn District				7,814,000	6,481,000	1,333,000	2,249,446

Midtown East:
909 Third Avenue
(ground leased through 2063)**								IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	64.32(5)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
								United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	90.7%	79.75	540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86	3,000	3,000	—
	100.0%	90.3%	79.71	543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	256.79	22,000	10,000	12,000	—	Orangetheory Fitness*, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	109.85	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	167.91	7,000	7,000	—	—	Wells Fargo

Total Midtown East				1,929,000	1,917,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**								Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	92.8%	93.41	870,000	870,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	320.06	15,000	15,000	—		Redeye Grill L.P.
	100.0%	92.9%	95.59	885,000	885,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	77.4%	60.83	81,000	81,000	—
-Retail	50.0%	100.0%	150.51	22,000	22,000	—
	50.0%	81.2%	79.23	103,000	103,000	—	20,000

Total Midtown West				988,000	988,000	—	395,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.9%	$104.36	1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	79.14	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	98.0%	103.79	1,262,000	1,262,000	—	$1,200,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc., Citadel,
-Office	100.0%	98.1%	111.24	556,000	556,000	—		MFA Financial Inc., M&T Bank, Square Mile Capital Management*
-Retail	100.0%	100.0%	276.66	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	98.1%	116.40	574,000	574,000	—	400,000

Total Park Avenue				1,836,000	1,836,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	99.3%	79.40	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	154.76	18,000	18,000	—		Citibank, Starbucks
	100.0%	98.8%	80.42	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	51.5%	221.37	66,000	66,000	—	—	The North Face

Total Grand Central				1,022,000	1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%	95.6%	102.34	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	1,000.57	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	95.7%	239.40	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	499.59	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	85.3%	82.84	298,000	298,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	83.9%	749.09	32,000	32,000	—		Fendi*, Berluti*
	100.0%	85.2%	124.88	330,000	330,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	96.5%	116.61	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	992.83	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca, Balmain
	20.1%	96.7%	152.26	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	100.03	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,636.19	17,000	17,000	—		MAC Cosmetics
	52.0%	85.3%	162.68	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	274.86	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,204.72	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,541,000	1,541,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$102.23	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	69.58	105,000	105,000	—		Bank of America N.A., Kmart Corporation
	100.0%	99.3%	99.72	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management LLC, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	64.62	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	90.6%	88.07	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	99.2%	66.36	943,000	943,000	—	300,000

4 Union Square South
-Retail	100.0%	94.5%	136.98	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora*

692 Broadway
-Retail	100.0%	100.0%	100.59	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,365,000	2,365,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable, Hachette Book Group Inc., Venable LLP,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
-Office	70.0%	99.7%	88.55	2,043,000	2,043,000	—		Cushman & Wakefield, Columbia University, LinkLaters
-Retail	70.0%	97.7%	195.55	75,000	75,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.7%	91.37	2,118,000	2,118,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	74.2%	54.19	246,000	246,000	—		Safety National Casualty Corp*, Fortune Media Corp.
-Retail	100.0%	100.0%	120.87	5,000	5,000	—		TD Bank
	100.0%	74.7%	55.86	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	381.11	65,000	15,000	50,000		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%			85,000	35,000	50,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	115.99	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	641.00	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	185.05	36,000	36,000	—	73,722

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
443 Broadway
-Retail	100.0%	100.0%	$109.21	16,000	16,000	—	$—	Necessary Clothing

304 Canal Street
-Retail	100.0%	100.0%	100.00	4,000	4,000	—		Stellar Works*
-Residential (4 units)	100.0%	50.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	50.0%		11,000	11,000	—
	100.0%			15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	97.3%	125.68	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	200.00	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	308.93	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	—%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total Soho				230,000	180,000	50,000	73,722

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	196.34	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,082.93	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.25	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	403.79	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	89.3%	239.57	18,000	13,000	5,000	—	Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	534.70	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%			13,000	13,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	185.75	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	76.1%	$667.81	14,000	14,000	—		Armani*
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%			26,000	26,000	—	$—

Total Upper East Side				80,000	75,000	5,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.6%	36.26	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	54.57	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	92.57	584,000	584,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	88.52	43,000	43,000	—		IL Posto LLC, L'Atelier
	49.9%	100.0%	92.31	627,000	627,000	—	625,000

537 West 26th Street
-Other (event space)	100%	—	—	14,000	—	14,000	—

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	129.91	155,000	155,000	—		Aetna Life Insurance Company
-Retail	45.1%	55.1%	355.90	37,000	37,000	—		Starbucks
	45.1%	94.5%	146.16	192,000	192,000	—	167,500

512 West 22nd Street
-Office	55.0%	37.6%	134.10	164,000	164,000	—		Warner Media, Next Jump
-Retail	55.0%	46.7%	108.02	9,000	9,000	—		Galeria Nara Roesler*
		38.0%	132.49	173,000	173,000	—	116,532

Total Chelsea/Meatpacking District				1,190,000	1,176,000	14,000	909,032

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	86.2%	—	283,000	283,000	—	82,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	84.0%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	65.78	72,000	56,000	16,000		Duane Reade
	50.1%			1,257,000	1,241,000	16,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	65.93	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,265,000	1,249,000	16,000	675,000
New Jersey:
Paramus
-Office	100.0%	87.2%	24.54	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Properties under Development:
Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000		Facebook*
-Retail	95.0%	—	—	114,000	—	114,000
	95.0%	—	—	844,000	—	844,000	$—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000	37,769
-Retail	100.0%	—	—	4,000	—	4,000	—
	51.2%	—	—	169,000	—	169,000	37,769

Total Properties under Development				1,013,000	—	1,013,000	37,769

Properties to be Developed:
57th Street (3 properties)
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street (5 properties)
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		96.0%	$80.93	20,584,000	18,556,000	2,028,000	$8,408,953

Vornado's Ownership Interest		95.8%	$78.23	17,518,000	15,608,000	1,910,000	$5,849,811

New York Retail:

Total		82.9%	$265.70	2,683,000	2,268,000	415,000	$1,126,016

Vornado's Ownership Interest		79.9%	$225.63	2,201,000	1,800,000	401,000	$840,691

New York Residential:

Total		85.3%		1,526,000	1,526,000	—	$757,500

Vornado's Ownership Interest		84.8%		793,000	793,000	—	$379,342

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$129.46	920,000	920,000	—	$500,000	Bloomberg
-Retail	32.4%	93.4%	276.78	155,000	155,000	—	300,000	The Home Depot, The Container Store, Hutong
	32.4%	99.0%	147.67	1,075,000	1,075,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	52.42	343,000	148,000	195,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	91.3%	60.09	609,000	609,000	—	202,544(8)	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	31.75	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	89.4%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	96.0%	96.38	2,449,000	2,254,000	195,000	1,070,544

Hotel Pennsylvania(9) :
-Hotel (1,700 Rooms)	100.0%			1,400,000	—	1,400,000	—

Total New York		94.8%	$97.24	28,642,000	24,604,000	4,038,000	$11,363,013

Vornado's Ownership Interest		94.3%	$90.63	22,705,000	18,931,000	3,774,000	$7,416,700
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for which the annual escalated rent is $13.89 PSF.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(8)Net of $50,000 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.
(9)Closed beginning April 1, 2020 and therefore square footage was taken out of service.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	88.5%	$44.21	2,046,000	2,046,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	91.7%	54.04	1,532,000	1,532,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	86.2%	53.43	95,000	95,000	—
	100.0%	89.8%	48.60	3,673,000	3,673,000	—	$675,000

Other (2 properties)	50.0%	100.0%	45.64	19,000	19,000	—	30,980
Total theMART, Chicago				3,692,000	3,692,000	—	705,980

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	133,000	75,000	—

Total theMART		89.9%	$48.58	3,900,000	3,825,000	75,000	$705,980

Vornado's Ownership Interest		89.8%	$48.59	3,891,000	3,816,000	75,000	$690,490

555 California Street:
555 California Street	70.0%	98.1%	$83.69	1,506,000	1,506,000	—	$540,536	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	78.80	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		98.4%	$83.03	1,819,000	1,741,000	78,000	$540,536

Vornado's Ownership Interest		98.4%	$83.03	1,273,000	1,218,000	55,000	$378,375

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target*, Hennes & Mauritz,
-Retail	100.0%	100.0%	$250.91	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	84.6%		59,000	59,000	—
	100.0%	94.2%		157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**
-Hotel (795 Rooms)
-Retail	75.3%	99.3%	177.72	50,000	50,000	—		New York Sports Club, Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	51.32	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	99.9%	74.56	246,000	246,000	—	274,355

501 Broadway	100.0%	100.0%	292.58	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	61.4%	180.06	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	43.75	79,000	79,000	—		Regal Cinema
	100.0%	85.0%	82.00	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	95.3%		542,000	542,000	—	$525,052

Vornado's Ownership Interest	28.6%	96.4%		155,000	155,000	—	$153,212
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	67.8%	$47.16	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	82.2%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$38,115

Fashion Centre Mall	7.5%	85.5%	43.98	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	54.20	170,000	170,000	—	—	40,000	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	34.96	682,000	191,000	443,000	48,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		86.2%	$39.84	2,837,000	2,042,000	443,000	352,000	$488,115

Vornado's Ownership Interest		92.6%	$33.94	1,339,000	707,000	443,000	189,000	$52,964
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	Vice Chairman
Michael J. Franco	President
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer
Haim Chera	Executive Vice President - Head of Retail
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate

RESEARCH COVERAGE - EQUITY

James Feldman/Elvis Rodriguez	Richard Skidmore/Melissa Funk	Nicholas Yulico/Joshua Burr
Bank of America/BofA Securities	Goldman Sachs	Scotia Capital (USA) Inc
646-855-5808/646-855-1589	801-741-5459/801-884-4127	212-225-6904/212-225-5415

John P. Kim/Frank Lee	Daniel Ismail/Dylan Burzinski	Michael Lewis/Joab Dempsey
BMO Capital Markets	Green Street Advisors	Truist Securities
212-885-4115/415-591-2129	949-640-8780	212-319-5659/443-545-4245

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong
Citi	JP Morgan
212-816-1383/212-816-1382	212-622-6682/212-622-5411

Derek Johnston/Tom Hennessy	Vikram Malhotra/Adam J. Gabalski
Deutsche Bank	Morgan Stanley
212-250-5683/212-250-4063	212-761-7064/212-761-8051

Steve Sakwa/Delia Whyte	Alexander Goldfarb/Daniel Santos
Evercore ISI	Piper Sandler
212-446-9462/212-446-9459	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal
Bank of America/Merrill Lynch	CreditSights
646-855-6435	212-340-3816

Thierry Perrein	Mark Streeter
Wells Fargo Securities	JP Morgan
704-410-3262	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies. NOI at share - cash basis includes rent that has been deferred as a result of the COVID-19 pandemic. Rent deferrals generally require repayment in monthly installments over a period of time not to exceed twelve months.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2020
		2020	2019		2020	2019
Net income (loss) attributable to common shareholders	(A)	$53,170	$322,906	$(197,750)	$(139,617)	$2,904,589
Per diluted share		$0.28	$1.69	$(1.03)	$(0.73)	$15.20

Certain (income) expense items that impact net income (loss) attributable to common shareholders:
After-tax net gain on sale of 220 CPS condominium units		$(186,909)	$(109,035)	$(49,005)	$(295,825)	$(328,910)
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest		103,201	—	305,859	409,060	—
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit		6,101	—	—	6,101	—
Our share of loss (income) from real estate fund investments		2,524	(1,455)	6,089	64,771	22,207
Net gains on sale of real estate (primarily our 25% interest in 330 Madison Avenue in 2019)		—	(178,769)	—	—	(178,769)
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		—	4,875	—	4,938	19,211
608 Fifth Avenue non-cash (lease liability extinguishment gain) impairment loss and related write-offs		—	—	(70,260)	(70,260)	101,092
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		—	—	6,108	13,369	—
Net gain on transfer to Fifth Avenue and Times Square retail JV, net of $11,945 attributable to noncontrolling interests		—	—	—	—	(2,559,154)
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	—	(62,395)
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	—	22,540
Mark-to-market increase in Lexington Realty Trust common shares (sold on March 1, 2019)		—	—	—	—	(16,068)
Real estate impairment losses		—	—	—	—	7,500
Other		766	(4,811)	2,019	10,681	(857)
		(74,317)	(289,195)	200,810	142,835	(2,973,603)
Noncontrolling interests' share of above adjustments		4,534	18,913	(11,659)	(9,741)	189,386
Total of certain (income) expense items that impact net income (loss) attributable to common shareholders	(B)	$(69,783)	$(270,282)	$189,151	$133,094	$(2,784,217)
Per diluted share (non-GAAP)		$(0.37)	$(1.41)	$0.99	$0.70	$(14.57)

Net (loss) income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$(16,613)	$52,624	$(8,599)	$(6,523)	$120,372
Per diluted share (non-GAAP)		$(0.09)	$0.28	$(0.04)	$(0.03)	$0.63
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2020
		2020	2019		2020	2019
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	(A)	$53,170	$322,906	$(197,750)	$(139,617)	$2,904,589
Per diluted share		$0.28	$1.69	$(1.03)	$(0.73)	$15.20

FFO adjustments:
Depreciation and amortization of real property		$99,045	$89,479	$85,179	$269,360	$303,415
Net gains on sale of real estate		—	(178,769)	—	—	(178,769)
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests		—	—	—	—	(2,559,154)
Real estate impairment losses		—	—	—	—	31,436
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	—	(62,395)
Decrease (increase) in fair value of marketable securities:
PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		—	4,875	—	4,938	19,211
Lexington (sold on March 1, 2019)		—	—	—	—	(16,068)
Other		—	(7)	—	—	(48)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest		103,201	—	305,859	409,060	—
Depreciation and amortization of real property		38,987	37,696	39,736	119,146	97,317
Decrease (increase) in fair value of marketable securities		385	291	(565)	3,511	1,988
		241,618	(46,435)	430,209	806,015	(2,363,067)
Noncontrolling interests' share of above adjustments		(16,292)	3,024	(29,215)	(54,311)	149,957
FFO adjustments, net	(B)	$225,326	$(43,411)	$400,994	$751,704	$(2,213,110)

FFO attributable to common shareholders (non-GAAP)	(A+B)	$278,496	$279,495	$203,244	$612,087	$691,479
Convertible preferred share dividends		11	14	12	36	43
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		278,507	279,509	203,256	612,123	691,522
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		18,052	18,328	13,283	39,801	44,860
FFO - OP Basis (non-GAAP)		$296,559	$297,837	$216,539	$651,924	$736,382
FFO per diluted share (non-GAAP)		$1.46	$1.46	$1.06	$3.20	$3.62
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2020
		2020	2019		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$278,507	$279,509	$203,256	$612,123	$691,522
Per diluted share (non-GAAP)		$1.46	$1.46	$1.06	$3.20	$3.62

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units		$(186,909)	$(109,035)	$(49,005)	$(295,825)	$(328,910)
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit		6,101	—	—	6,101	—
Our share of loss (income) from real estate fund investments		2,524	(1,455)	6,089	64,771	22,207
608 Fifth Avenue non-cash (lease liability extinguishment gain) impairment loss and related write-offs		—	—	(70,260)	(70,260)	77,156
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		—	—	6,108	13,369	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	—	22,540
Other		381	(5,229)	2,459	7,045	(2,931)
		(177,903)	(115,719)	(104,609)	(274,799)	(209,938)
Noncontrolling interests' share of above adjustments		11,991	7,176	7,103	18,741	13,352
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(165,912)	$(108,543)	$(97,506)	$(256,058)	$(196,586)
Per diluted share (non-GAAP)		$(0.87)	$(0.57)	$(0.51)	$(1.34)	$(1.03)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$112,595	$170,966	$105,750	$356,065	$494,936
Per diluted share (non-GAAP)		$0.59	$0.89	$0.55	$1.86	$2.59

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2020
		2020	2019		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$278,507	$279,509	$203,256	$612,123	$691,522

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(177,903)	(117,506)	(105,228)	(277,501)	(220,070)
Recurring tenant improvements, leasing commissions and other capital expenditures		(24,057)	(73,313)	(35,030)	(112,566)	(176,628)
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		10,981	(4,037)	34,190	48,247	530
Amortization of debt issuance costs		6,370	6,934	6,032	17,678	25,587
Stock-based compensation expense		6,170	5,871	7,703	39,638	48,045
Personal property depreciation		1,825	1,673	1,749	5,399	4,757
Noncontrolling interests in the Operating Partnership's share of above adjustments		11,904	11,797	6,151	19,035	20,211
FAD adjustments, net(1)	(B)	(164,710)	(168,581)	(84,433)	(260,070)	(297,568)

FAD (non-GAAP)	(A+B)	$113,797	$110,928	$118,823	$352,053	$393,954

FAD payout ratio (2)		88.3%	113.8%	106.5%	100.5%	96.1%
________________________________
(1)Certain prior year adjustments have been restated in order to conform to the current period presentation which includes our share of partially owned entities.
(2)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2020
	2020	2019		2020	2019
Net income (loss)	$68,736	$363,849	$(217,352)	$(253,119)	$3,173,586
Depreciation and amortization expense	107,013	96,437	92,805	292,611	326,181
General and administrative expense	32,407	33,237	35,014	120,255	130,129
Expense from transaction related costs and impairment losses and (gain from lease liability extinguishment), net	584	1,576	(69,221)	(68,566)	103,315
Loss (income) from partially owned entities	80,909	(25,946)	291,873	353,679	(56,139)
Loss (income) from real estate fund investments	13,823	(2,190)	28,042	225,328	13,780
Interest and other investment (income) loss, net	(1,729)	(3,045)	2,893	7,068	(15,930)
Interest and debt expense	57,371	61,448	58,405	174,618	226,940
Net gain on transfer to Fifth Avenue and Times Square JV	—	—	—	—	(2,571,099)
Net gains on disposition of wholly owned and partially owned assets	(214,578)	(309,657)	(55,695)	(338,862)	(641,664)
Income tax expense	23,781	23,885	1,837	38,431	80,542
Loss from discontinued operations	—	8	—	—	85
NOI from partially owned entities	78,175	86,024	69,487	229,543	236,400
NOI attributable to noncontrolling interests in consolidated subsidiaries	(25,959)	(18,096)	(15,448)	(56,900)	(51,915)
NOI at share	220,533	307,530	222,640	724,086	954,211
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	10,981	(4,037)	34,190	48,247	530
NOI at share - cash basis	$231,514	$303,493	$256,830	$772,333	$954,741

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
New York	$293,145	$380,568	$(161,386)	$(188,159)	$131,759	$192,409	$8,216	$(314)	$139,975	$192,095
Other	70,817	85,393	(34,259)	(38,200)	36,558	47,193	4,562	1,586	41,120	48,779
Consolidated total	363,962	465,961	(195,645)	(226,359)	168,317	239,602	12,778	1,272	181,095	240,874
Noncontrolling interests' share in consolidated subsidiaries	(38,339)	(29,669)	12,380	11,573	(25,959)	(18,096)	(108)	552	(26,067)	(17,544)
Our share of partially owned entities	118,890	129,873	(40,715)	(43,849)	78,175	86,024	(1,689)	(5,861)	76,486	80,163
Vornado's share	$444,513	$566,165	$(223,980)	$(258,635)	$220,533	$307,530	$10,981	$(4,037)	$231,514	$303,493

	For the Three Months Ended June 30, 2020
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$270,628	$(140,207)	$130,421	$34,216	$164,637
Other	72,398	(34,218)	38,180	1,165	39,345
Consolidated total	343,026	(174,425)	168,601	35,381	203,982
Noncontrolling interests' share in consolidated subsidiaries	(26,180)	10,732	(15,448)	(528)	(15,976)
Our share of partially owned entities	108,966	(39,479)	69,487	(663)	68,824
Vornado's share	$425,812	$(203,172)	$222,640	$34,190	$256,830

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
New York	$919,388	$1,200,234	$(484,624)	$(574,073)	$434,764	$626,161	$47,855	$7,911	$482,619	$634,072
Other	232,132	263,498	(115,453)	(119,933)	116,679	143,565	7,692	4,985	124,371	148,550
Consolidated total	1,151,520	1,463,732	(600,077)	(694,006)	551,443	769,726	55,547	12,896	606,990	782,622
Noncontrolling interests' share in consolidated subsidiaries	(91,428)	(84,235)	34,528	32,320	(56,900)	(51,915)	(439)	710	(57,339)	(51,205)
Our share of partially owned entities	351,957	361,602	(122,414)	(125,202)	229,543	236,400	(6,861)	(13,076)	222,682	223,324
Vornado's share	$1,412,049	$1,741,099	$(687,963)	$(786,888)	$724,086	$954,211	$48,247	$530	$772,333	$954,741
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended September 30, 2020	$220,533	$189,820	$13,171	$15,618	$1,924
Less NOI at share from:
Development properties	(4,284)	(4,288)	—	4	—
Hotel Pennsylvania (closed beginning April 1, 2020)	16,821	16,821	—	—	—
Other non-same store (income) expense, net	(3,273)	(1,318)	(102)	71	(1,924)
Same store NOI at share for the three months ended September 30, 2020	$229,797	$201,035	$13,069	$15,693	$—

NOI at share for the three months ended September 30, 2019	$307,530	$265,484	$24,862	$15,265	$1,919
Less NOI at share from:
Development properties	(18,299)	(18,299)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(3,012)	(3,012)	—	—	—
Other non-same store (income) expense, net	(11,446)	(9,121)	(524)	118	(1,919)
Same store NOI at share for the three months ended September 30, 2019	$274,773	$235,052	$24,338	$15,383	$—

(Decrease) increase in same store NOI at share for the three months ended September 30, 2020 compared to September 30, 2019	$(44,976)	$(34,017)	$(11,269)	$310	$—

% (decrease) increase in same store NOI at share	(16.4)%	(14.5)%	(46.3)%	2.0%	—%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2020	$231,514	$196,081	$17,706	$15,530	$2,197
Less NOI at share - cash basis from:
Development properties	(7,729)	(7,733)	—	4	—
Hotel Pennsylvania (closed beginning April 1, 2020)	16,829	16,829	—	—	—
Other non-same store (income) expense, net	(5,165)	(2,865)	(131)	28	(2,197)
Same store NOI at share - cash basis for the three months ended September 30, 2020	$235,449	$202,312	$17,575	$15,562	$—

NOI at share - cash basis for the three months ended September 30, 2019	$303,493	$259,924	$26,588	$15,325	$1,656
Less NOI at share - cash basis from:
Dispositions	(693)	(693)	—	—	—
Development properties	(23,839)	(23,839)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(2,964)	(2,964)	—	—	—
Other non-same store (income) expense, net	(12,631)	(10,156)	(863)	44	(1,656)
Same store NOI at share - cash basis for the three months ended September 30, 2019	$263,366	$222,272	$25,725	$15,369	$—

(Decrease) increase in same store NOI at share - cash basis for the three months ended September 30, 2020 compared to September 30, 2019	$(27,917)	$(19,960)	$(8,150)	$193	$—

% (decrease) increase in same store NOI at share - cash basis	(10.6)%	(9.0)%	(31.7)%	1.3%	—%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the nine months ended September 30, 2020	$724,086	$621,347	$52,087	$45,686	$4,966
Less NOI at share from:
Development properties	(25,935)	(25,935)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	25,337	25,337	—	—	—
Other non-same store (income) expense, net	(20,796)	(15,480)	(524)	174	(4,966)
Same store NOI at share for the nine months ended September 30, 2020	$702,692	$605,269	$51,563	$45,860	$—

NOI at share for the nine months ended September 30, 2019	$954,211	$806,544	$79,359	$45,124	$23,184
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(35,770)	(35,770)	—	—	—
Dispositions	(7,358)	(7,358)	—	—	—
Development properties	(53,439)	(53,439)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(7,043)	(7,043)	—	—	—
Other non-same store (income) expense, net	(26,762)	(3,795)	(180)	397	(23,184)
Same store NOI at share for the nine months ended September 30, 2019	$823,839	$699,139	$79,179	$45,521	$—

(Decrease) increase in same store NOI at share for the nine months ended September 30, 2020 compared to September 30, 2019	$(121,147)	$(93,870)	$(27,616)	$339	$—

% (decrease) increase in same store NOI at share	(14.7)%	(13.4)%	(34.9)%	0.7%	—%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the nine months ended September 30, 2020	$772,333	$661,657	$58,176	$45,970	$6,530
Less NOI at share - cash basis from:
Development properties	(35,338)	(35,338)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	25,354	25,354	—	—	—
Other non-same store (income) expense, net	(31,287)	(24,222)	(553)	18	(6,530)
Same store NOI at share - cash basis for the nine months ended September 30, 2020	$731,062	$627,451	$57,623	$45,988	$—

NOI at share - cash basis for the nine months ended September 30, 2019	$954,741	$802,803	$83,484	$45,665	$22,789
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(32,905)	(32,905)	—	—	—
Dispositions	(8,153)	(8,153)	—	—	—
Development properties	(71,547)	(71,547)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(6,947)	(6,947)	—	—	—
Other non-same store (income) expense, net	(43,004)	(19,946)	(519)	250	(22,789)
Same store NOI at share - cash basis for the nine months ended September 30, 2019	$792,185	$663,305	$82,965	$45,915	$—

(Decrease) increase in same store NOI at share - cash basis for the nine months ended September 30, 2020 compared to September 30, 2019	$(61,123)	$(35,854)	$(25,342)	$73	$—

% (decrease) increase in same store NOI at share - cash basis	(7.7)%	(5.4)%	(30.5)%	0.2%	—%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO JUNE 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended September 30, 2020	$220,533	$189,820	$13,171	$15,618	$1,924
Less NOI at share from:
Development properties	(4,284)	(4,288)	—	4	—
Hotel Pennsylvania (closed beginning April 1, 2020)	16,821	16,821	—	—	—
Other non-same store (income) expense, net	(2,958)	(1,003)	(102)	71	(1,924)
Same store NOI at share for the three months ended September 30, 2020	$230,112	$201,350	$13,069	$15,693	$—

NOI at share for the three months ended June 30, 2020	$222,640	$188,968	$17,803	$14,837	$1,032
Less NOI at share from:
Development properties	(7,380)	(7,376)	—	(4)	—
Hotel Pennsylvania (closed beginning April 1, 2020)	8,516	8,516	—	—	—
Other non-same store income, net	(9,010)	(7,920)	—	(58)	(1,032)
Same store NOI at share for the three months ended June 30, 2020	$214,766	$182,188	$17,803	$14,775	$—

Increase (decrease) in same store NOI at share for the three months ended September 30, 2020 compared to June 30, 2020	$15,346	$19,162	$(4,734)	$918	$—

% increase (decrease) in same store NOI at share	7.1%	10.5%	(26.6)%	6.2%	—%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 COMPARED TO JUNE 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2020	$231,514	$196,081	$17,706	$15,530	$2,197
Less NOI at share - cash basis from:
Development properties	(7,729)	(7,733)	—	4	—
Hotel Pennsylvania (closed beginning April 1, 2020)	16,829	16,829	—	—	—
Other non-same store (income) expense, net	(4,846)	(2,546)	(131)	28	(2,197)
Same store NOI at share - cash basis for the three months ended September 30, 2020	$235,768	$202,631	$17,575	$15,562	$—

NOI at share - cash basis for the three months ended June 30, 2020	$256,830	$221,911	$17,765	$15,005	$2,149
Less NOI at share - cash basis from:
Development properties	(9,478)	(9,474)	—	(4)	—
Hotel Pennsylvania (closed beginning April 1, 2020)	8,525	8,525	—	—	—
Other non-same store (income) expense, net	(12,772)	(10,670)	—	47	(2,149)
Same store NOI at share - cash basis for the three months ended June 30, 2020	$243,105	$210,292	$17,765	$15,048	$—

(Decrease) increase in same store NOI at share - cash basis for the three months ended September 30, 2020 compared to June 30, 2020	$(7,337)	$(7,661)	$(190)	$514	$—

% (decrease) increase in same store NOI at share - cash basis	(3.0)%	(3.6)%	(1.1)%	3.4%	—%

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended September 30, 2020
Consolidated revenues	$363,962
Noncontrolling interest adjustments	(38,339)
Consolidated revenues at our share (non-GAAP)	325,623
Unconsolidated revenues at our share (non-GAAP)	118,890
Our pro rata share of revenues (non-GAAP)	$444,513
Our pro rata share of revenues (annualized) (non-GAAP)	$1,778,052

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of September 30, 2020
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,639,151	$21,981	$5,661,132
Senior unsecured notes	446,482	3,518	450,000
$800 Million unsecured term loan	796,499	3,501	800,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$7,457,132	$29,000	$7,486,132
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NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2020
	2020	2019		2020	2019
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$68,736	$363,849	$(217,352)	$(253,119)	$3,173,586
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	848	(5,774)	17,768	141,003	(34,045)
Net income (loss) attributable to the Operating Partnership	69,584	358,075	(199,584)	(112,116)	3,139,541
EBITDAre adjustments at share:
Depreciation and amortization expense	139,857	128,848	126,664	393,905	405,489
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest	103,201	—	305,859	409,060	—
Interest and debt expense	75,815	87,252	78,029	235,660	303,307
Income tax expense	23,449	24,012	1,752	38,093	80,942
Net gains on sales of depreciable real estate	—	(178,769)	—	—	(178,769)
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests	—	—	—	—	(2,559,154)
Real estate impairment losses	—	—	—	—	31,436
EBITDAre at share	411,906	419,418	312,720	964,602	1,222,792
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	14,666	20,309	(6,484)	(103,555)	60,681
EBITDAre (non-GAAP)	$426,572	$439,727	$306,236	$861,047	$1,283,473
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NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2020
	2020	2019		2020	2019
EBITDAre (non-GAAP)	$426,572	$439,727	$306,236	$861,047	$1,283,473

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(14,666)	(20,309)	6,484	103,555	(60,681)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(214,578)	(130,888)	(55,695)	(338,862)	(400,500)
Healthcare and severance pay accruals related to Hotel Pennsylvania closure	9,246	—	—	9,246	—
Our share of loss (income) from real estate fund investments	2,524	(1,455)	6,089	64,771	22,207
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)	—	4,875	—	4,938	19,211
608 Fifth Avenue non-cash (lease liability extinguishment gain) impairment loss and related write-offs	—	—	(70,260)	(70,260)	77,156
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	6,108	13,369	—
Net gain from sale of UE common shares (sold on March 4, 2019)	—	—	—	—	(62,395)
Mark-to-market increase in Lexington common shares (sold on March 1, 2019)	—	—	—	—	(16,068)
Other	85	(5,320)	2,203	9,950	(2,495)
Total of certain income items that impact EBITDAre	(202,723)	(132,788)	(111,555)	(306,848)	(362,884)

EBITDAre, as adjusted (non-GAAP)	$209,183	$286,630	$201,165	$657,754	$859,908

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